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                                                                 EXHIBIT (r)(3)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AIG LIFE INSURANCE COMPANY serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

    Registrant Name           File No.
    ---------------           --------
    Variable Account I        333-102139 / 811-05301
                              333-49128 / 811-05301
                              333-117376 / 811-05301
                              333-108725 / 811-05301
                              333-105763 / 811-05301
                              333-36260 / 811-05301

    Variable Account II       333-34199 / 811-04867


MERTON BERNARD AIDINOFF   Director                            October 21, 2005
-----------------------
MERTON BERNARD AIDINOFF

CHARLES H. DANGELO        Director                            October 21, 2005
-----------------------
CHARLES H. DANGELO

JOHN QUINLAN DOYLE        Director and President               June 19, 2006
-----------------------
JOHN QUINLAN DOYLE

DAVID NEIL FIELDS         Director                             June 19, 2006
-----------------------
DAVID NEIL FIELDS

DAVID LAWRENCE HERZOG     Director                            October 21, 2005
-----------------------
DAVID LAWRENCE HERZOG

ROBERT EDWARD LEWIS       Director                            October 21, 2005
-----------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR      Director and Chairman               October 21, 2005
-----------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER            Director                            October 21, 2005
-----------------------
WIN JAY NEUGER

ROBERT S. SCHIMEK         Director, Senior Vice President     October 21, 2005
-----------------------   and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER       Director                            October 21, 2005
-----------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH    Director                            October 21, 2005
-----------------------
NICHOLAS CHARLES WALSH

MARK TIMOTHY WILLIS       Director                             April 29, 2008
-----------------------
MARK TIMOTHY WILLIS